Income Taxes - Federal income tax rate (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income Taxes
Expected tax provision (benefit) at U.S. federal statutory rate	$ (2,534,797)	$ (1,902,004)
State income taxes, net of federal benefit	4,081	1,560
Foreign tax rate differential	(494,278)	(475,504)
Change in valuation allowance	3,146,272	2,096,141
Prior year deferred tax adjustments		(1,083)
Other	(99,938)	$ 280,890
Total provision (benefit) for income taxes	$ 21,340